UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number             811-06495

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                                                     Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Donald F. Crumrine

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                                             Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:       626-795-7300

Date of fiscal year end:     November 30

Date of reporting period: August 31, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund (“PFO”):

Your Fund performed well during its third fiscal quarter1, delivering +3.1% total return on net asset value2. For the first nine months of fiscal 2014, the Fund’s return on NAV was an impressive +15.3%. While third quarter market performance was -3.5%, year-to-date market performance was +16.7% at August 31st.

U.S. economic growth appears to be running around 3% currently, after averaging just 1.3% in 2014’s first half. Job growth is up, unemployment is down and inflation remains low. The Fed is not filling its monetary punch bowl as quickly as before, but, while it’s always hard to predict what the Fed will do, it probably won’t start to raise short-term interest rates until mid-2015 or later. In contrast, economic growth abroad has slowed, with most developed countries trailing the U.S. recovery and monetary policy in many of those countries is easing further.

Although long-term interest rates in the U.S. will probably rise modestly over coming quarters, we think any upward movement will be limited by moderate GDP growth and strong investor demand for yield. Credit conditions continue to improve for most issuers of preferred securities, as earnings remain healthy and companies continue to build capital. With this backdrop, we believe prospective returns remain attractive for long-term investors.

The Fund’s portfolio benefited from small declines in intermediate and long-term interest rates during the quarter, as well as on-going demand for higher yields of preferred securities. Supply of new issues remains steady—a key measure of market health. From December 2013 through September 2014, U.S. and foreign companies issued 103 new securities in the United States, raising just under $64 billion. Over the same period, issuers redeemed 67 preferred securities totaling $25 billion.

New issue supply was dominated by banks tailoring their capital to meet new regulatory requirements. Large U.S. banks (those deemed to be a systemically important financial institution, or “SIFI”) have issued traditional non-cumulative perpetual preferred stock. Non-U.S. SIFI banks are utilizing a preferred stock variation termed Contingent Convertible Securities, or CoCos. As you know from prior letters, the Fund has not yet purchased any CoCos, but we continue to evaluate them as potential investments.

With foreign economies lagging recovery in the U.S. and foreign banks issuing securities we have not yet been inclined to buy, the portion of the portfolio invested in foreign securities has drifted lower this fiscal year. Through September 30th, this portion declined from 25.8% of the portfolio to 17.8%. We anticipate this rate could fall further through more issuer redemptions.

As we discussed last quarter, another portfolio trend is a continued shift to “fixed-to-float” securities. These have coupons that are fixed for an initial period, typically five or ten years. Afterwards, coupons float based on a formula set at issuance. Prices on floating rate issues typically are less sensitive to changes in benchmark interest rates; this effect has spilled over to fixed-to-float preferred securities as well. If long-term interest rates begin to rise, as we expect they will eventually, these securities should tend to outperform issues with fixed-for-life coupons, all other things being equal. This fiscal year through September 30th, the

[1]	June 1, 2014—August 31, 2014
[2]	Following methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.

portion of the portfolio in this structure increased from 45.0% to 50.9%. We continue to look for opportunities to add fixed-to-float holdings. Although these issues yield a bit less than many fixed-for-life securities, and thus may reduce portfolio income at the margin, we believe owning fixed-to-float securities is prudent and consistent with our interest-rate outlook.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com, for current information on preferred-securities markets, the Fund and the broader economy.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team:

R. Eric Chadwick

Donald F. Crumrine

Robert M. Ettinger

Bradford S. Stone

October 1, 2014

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OVERVIEW

August 31, 2014 (Unaudited)

Fund Statistics

Net Asset Value	$11.60

Market Price	$11.05

Discount	4.74%

Yield on Market Price	7.93%

Common Stock Shares Outstanding	12,329,086

Moody’s Ratings*	% of Net Assets†

A	1.8%

BBB	54.1%

BB	33.7%

Below "BB"	3.3%

Not Rated**	5.9%

Below Investment Grade***	24.0%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 1.2%.
***	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

JPMorgan Chase	4.7%

MetLife	4.6%

HSBC PLC	4.5%

Liberty Mutual Group	4.4%

Fifth Third Bancorp	3.5%

Banco Santander, S.A.	3.4%

Wells Fargo & Company	3.4%

Citigroup	3.2%

M&T Bank Corporation	2.9%

XL Group PLC	2.7%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	59%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	43%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 93.9%
	Banking — 46.0%
15,000	Astoria Financial Corp., 6.50% Pfd., Series C	$367,970	*
280,123	Banco Santander, 10.50% Pfd., Series 10	7,199,581	**(3)
$920,000	Bank of America Corporation, 8.125%	1,026,083	*(1)
	Barclays Bank PLC:
56,000	Barclays Bank PLC, 7.10% Pfd.	1,437,520	**(3)
4,700	Barclays Bank PLC, 7.75% Pfd., Series 4	121,354	**(3)
78,300	Barclays Bank PLC, 8.125% Pfd., Series 5	2,029,536	**(1)(3)
	Citigroup:
81,200	Citigroup, Inc., 6.875% Pfd., Series K	2,198,287	*(1)(2)
74,694	Citigroup, Inc., 7.125% Pfd., Series J	2,079,481	*
$2,299,000	Citigroup, Inc., 8.40%, Series E	2,639,252	*
26,716	City National Corporation, 6.75% Pfd., Series D	748,582	*
	CoBank ACB:
18,100	CoBank ACB, 6.125% Pfd., Series G, 144A****	1,654,454	*
10,000	CoBank ACB, 6.25% Pfd., 144A****	1,040,938	*(1)
$4,500,000	Colonial BancGroup, 7.114%, 144A****	6,750	(4)(5)††
13,300	Cullen/Frost Bankers, Inc., 5.375% Pfd., Series A	324,188	*
274,600	Fifth Third Bancorp, 6.625% Pfd., Series I	7,538,182	*(1)(2)
	First Horizon:
750	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	555,633	*(1)
$500,000	First Tennessee Capital II, 6.30% 04/15/34, Series B	489,625
1	FT Real Estate Securities Company, 9.50% Pfd., 144A****	1,352,500
104,000	First Niagara Financial Group, Inc., 8.625% Pfd.	2,959,996	*(1)
29,050	First Republic Bank, 6.70% Pfd.	762,635	*(1)
	Goldman Sachs Group:
$195,000	Goldman Sachs, 5.70%, Series L	202,292	*
6,499	Goldman Sachs, 5.95% Pfd., Series I	158,617	*
50,000	Goldman Sachs, 6.375% Pfd., Series K	1,299,500	*
	HSBC PLC:
$800,000	HSBC Capital Funding LP, 10.176%, 144A****	1,204,000	(1)(3)
150,000	HSBC Holdings PLC, 8.00% Pfd., Series 2	4,035,375	**(1)(3)
$120,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	121,482
$91,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	92,212
106,149	HSBC USA, Inc., 6.50% Pfd., Series H	2,713,434	*(1)
	ING Groep NV:
30,000	ING Groep NV, 7.05% Pfd.	771,045	**(3)
21,700	ING Groep NV, 7.20% Pfd.	559,893	**(3)
42,500	ING Groep NV, 7.375% Pfd.	1,102,875	**(3)

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase:
$300,000	JPMorgan Chase & Company, 6.00%, Series R	$309,150	*
60,900	JPMorgan Chase & Company, 6.70% Pfd., Series T	1,571,829	*(1)(2)
$3,643,000	JPMorgan Chase & Company, 6.75%, Series S	3,929,886	*(1)(2)
$3,750,000	JPMorgan Chase & Company, 7.90%, Series I	4,167,187	*(1)
$450,000	Lloyds Banking Group PLC, 6.657%, 144A****	493,875	**(3)
	M&T Bank Corporation:
$1,550,000	M&T Bank Corporation, 6.450%, Series E	1,674,000	*
$4,393,000	M&T Bank Corporation, 6.875%, Series D, 144A****	4,506,985	*(1)(2)
	Morgan Stanley:
$500,000	Morgan Stanley, 5.45%, Series H	509,375	*
119,500	Morgan Stanley, 6.875% Pfd., Series F	3,227,695	*
57,200	Morgan Stanley, 7.125% Pfd., Series E	1,599,398	*(1)(2)
125,500	PNC Financial Services Group, Inc., 6.125% Pfd., Series P	3,478,709	*(1)
$1,775,000	RaboBank Nederland, 11.00%, 144A****	2,356,312	(1)(3)
35,000	Regions Financial Corporation, 6.375% Pfd., Series B	887,250	*
	Royal Bank of Scotland:
7,500	Royal Bank of Scotland Group PLC, 6.40% Pfd., Series M	186,675	**(3)
15,000	Royal Bank of Scotland Group PLC, 6.60% Pfd., Series S	375,450	**(3)
99,500	Royal Bank of Scotland Group PLC, 7.25% Pfd., Series T	2,555,160	**(1)(3)
	Sovereign Bancorp:
2,600	Sovereign REIT, 12.00% Pfd., Series A, 144A****	3,492,538
77,200	State Street Corporation, 5.90% Pfd., Series D	2,013,569	*(1)
10,000	Texas Capital Bancshares Inc., 6.50% Pfd., Series A	248,615	*
35,000	US Bancorp, 6.50% Pfd., Series F	1,022,753	*
	Wells Fargo:
56,200	Wells Fargo & Company, 5.85% Pfd.	1,468,225	*
34,400	Wells Fargo & Company, 6.625% Pfd., Series R	968,016	*
$939,000	Wells Fargo & Company, 7.98%, Series K	1,065,765	*
123,500	Wells Fargo & Company, 8.00% Pfd., Series J	3,643,250	*(1)
	Zions Bancorporation:
$1,000,000	Zions Bancorporation, 7.20%, Series J	1,059,700	*(1)
85,200	Zions Bancorporation, 7.90% Pfd., Series F	2,385,600	*(1)

		97,990,239

	Financial Services — 1.2%
$950,000	General Electric Capital Corp., 7.125%, Series A	1,121,529	*(1)

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — (Continued)
	HSBC PLC:
55,000	HSBC Finance Corporation, 6.36% Pfd., Series B	$1,382,783	*(1)

		2,504,312

	Insurance — 24.1%
	Ace Ltd.:
$1,200,000	Ace Capital Trust II, 9.70% 04/01/30	1,770,000	(1)(2)(3)
40,000	Allstate Corp., 6.625% Pfd., Series E	1,048,060	*(1)
$375,000	Aon Corporation, 8.205% 01/01/27	482,728	(1)(2)
105,000	Arch Capital Group, Ltd., 6.75% Pfd., Series C	2,825,812	**(1)(3)
	AXA SA:
$1,453,000	AXA SA, 6.379%, 144A****	1,583,770	**(1)(2)(3)
$500,000	AXA SA, 8.60% 12/15/30	677,190	(3)
187,000	Axis Capital Holdings Ltd., 6.875% Pfd., Series C	5,060,687	**(1)(3)
95,000	Delphi Financial Group, 7.376% Pfd., 05/15/37	2,380,938	(1)(2)
27,250	Endurance Specialty Holdings, 7.50% Pfd., Series B	717,016	**(3)
$3,650,000	Everest Re Holdings, 6.60% 05/15/37	3,855,312	(1)(2)
$4,600,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	7,176,000	(1)
	MetLife:
$2,704,000	MetLife, Inc., 10.75% 08/01/39	4,394,000	(1)(2)
$350,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	448,875	(1)(2)
$3,350,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	4,882,625	(1)(2)
35,535	PartnerRe Ltd., 7.25% Pfd., Series E	954,115	**(1)(3)
65,800	Principal Financial Group, 6.518% Pfd., Series B	1,714,913	*(1)
$241,000	Prudential Financial, Inc., 5.625% 06/15/43	259,677
	QBE Insurance:
$1,020,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	1,110,735	(1)(3)
	The Travelers Companies:
$695,400	USF&G Capital, 8.312% 07/01/46, 144A****	955,760	(1)(2)
	Unum Group:
$2,750,000	Provident Financing Trust I, 7.405% 03/15/38	3,243,952	(1)(2)
8,300	W.R. Berkley Corporation, 5.625% Pfd.	197,146
	XL Group PLC:
$5,900,000	XL Capital Ltd., 6.50%, Series E	5,715,625	(1)(3)

		51,454,936

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — 15.6%
7,460	Alabama Power Company, 6.45% Pfd.	$200,487	*(1)
	Baltimore Gas & Electric:
6,579	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	668,180	*(1)
2,500	Baltimore Gas & Electric Company, 7.125% Pfd., Series 1993	254,141	*
	Commonwealth Edison:
$2,350,000	COMED Financing III, 6.35% 03/15/33	2,426,375	(1)(2)
$2,700,000	Dominion Resources, Inc., 7.50% 06/30/66	2,928,150	(1)(2)
	Energy Future Competitive Holdings Corp:
$636,000	TXU Electric Capital V, 8.175% 01/30/37	6,360	(4)††
58,000	Entergy Arkansas, Inc., 6.45% Pfd.	1,473,565	*
22,500	Entergy Louisiana, Inc., 6.95% Pfd.	2,253,517	*
80,000	Entergy Mississippi, Inc., 6.25% Pfd.	1,982,504	*
16,937	Georgia Power Company, 6.50% Pfd., Series 2007A	1,849,839	*(1)
15,035	Gulf Power Company, 6.00% Pfd., Series 1	1,506,408	*(1)
24,000	Indianapolis Power & Light Company, 5.65% Pfd.	2,517,000	*(1)
38,000	Integrys Energy Group, Inc., 6.00% Pfd.	1,001,015	(1)(2)
	Nextera Energy:
$1,600,000	FPL Group Capital, Inc., 6.65% 06/15/67	1,637,030	(1)(2)
$750,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	829,311	(1)(2)
	PECO Energy:
$1,500,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	1,796,169	(1)(2)
	PPL Corp:
55,000	PPL Capital Funding, Inc., 5.90% Pfd., Series B	1,344,063	(1)(2)
$1,250,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	1,275,609	(1)(2)
$3,350,000	Puget Sound Energy, Inc., 6.974% 06/01/67	3,525,721	(1)(2)
31,000	Southern California Edison, 6.50% Pfd., Series D	3,294,720	*(1)
3,000	Virginia Electric & Power Company, $6.98 Pfd.	298,125	*
3,000	Wisconsin Public Service Corporation, 6.88% Pfd.	304,219	*

		33,372,508

	Energy — 2.4%
$4,498,000	Enbridge Energy Partners LP, 8.05% 10/01/37	5,082,740	(1)(2)

		5,082,740

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — 3.2%
	Duke Realty Corp.:
4,000	Duke Realty Corp, 6.50% Pfd., Series K	$100,650
3,500	Duke Realty Corp, 6.60% Pfd., Series L	88,047
	Kimco Realty Corporation:
2,500	Kimco Realty Corporation, 5.50% Pfd., Series J	58,500
30,206	Kimco Realty Corporation, 6.90% Pfd., Series H	796,230
	National Retail Properties:
40,000	National Retail Properties, Inc., 5.70% Pfd., Series E	943,752	(1)
15,460	National Retail Properties, Inc., 6.625% Pfd., Series D	409,419
	PS Business Parks:
8,243	PS Business Parks, Inc., 5.70% Pfd., Series V	197,276
40,000	PS Business Parks, Inc., 6.45% Pfd., Series S	1,027,300	(1)(2)
7,500	PS Business Parks, Inc., 6.875% Pfd., Series R	196,500
110,329	Realty Income Corporation, 6.625% Pfd., Series F	2,899,446	(1)(2)
7,285	Regency Centers Corporation, 6.625% Pfd., Series 6	195,402

		6,912,522

	Miscellaneous Industries — 1.4%
32,700	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	2,969,569	*

		2,969,569

	Total Preferred Securities (Cost $188,438,241)	200,286,826

Corporate Debt Securities — 4.9%
	Banking — 2.6%
$2,500,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	3,219,372	(1)(2)
75,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	1,842,188	(1)(2)
20,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	535,000

		5,596,560

	Financial Services — 0.3%
20,082	Affiliated Managers Group, Inc., 6.375% 08/15/42	513,125
5,048	Raymond James Financial, 6.90% 03/15/42	137,116

		650,241

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Insurance — 1.0%
$1,850,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	$2,238,992	(1)(2)

		2,238,992

	Energy — 0.6%
$904,000	Energy Transfer Partners LP, 8.25% 11/15/2029	1,293,819	(1)

		1,293,819

	Real Estate Investment Trust (REIT) — 0.1%
5,281	Equity CommonWealth, 7.50% 11/15/19	108,577

		108,577

	Communication — 0.3%
24,200	Qwest Corporation, 7.375% 06/01/51	632,891

		632,891

	Total Corporate Debt Securities (Cost $8,728,169)	10,521,080

Common Stock — 0.0%
	Insurance — 0.0%
17,821	WMI Holdings Corporation, 144A****	49,008	*†

		49,008

	Total Common Stock (Cost $900,000)	49,008

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Money Market Fund — 0.2%
	BlackRock Liquidity Funds:
305,189	T-Fund, Institutional Class	$305,189

	Total Money Market Fund (Cost $305,189)	305,189

Total Investments (Cost $198,371,599***)	99.0%		$211,162,103

Other Assets And Liabilities (Net)	1.0%		2,083,908

Total Managed Assets	100.0%	‡	213,246,011

Loan Principal Balance			(70,200,000)

Total Net Assets Available To Common Stock			$143,046,011

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2014, these securities amounted to $38,293,013 or 18.0% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $133,460,580 at August 31, 2014.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $66,369,610 at August 31, 2014.
(3)	Foreign Issuer.
(4)	Illiquid security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of August 31, 2014.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2013 through August 31, 2014 (Unaudited)

Value
OPERATIONS:
Net investment income	$8,335,985
Net realized gain/(loss) on investments sold during the period	6,020,603
Change in net unrealized appreciation (depreciation) of investments	5,029,399

Net increase in net assets resulting from operations	19,385,987

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(8,985,936)

Total Distributions to Common Stock Shareholders	(8,985,936)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	342,333

Net increase in net assets available to Common Stock resulting from Fund share transactions	342,333

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$10,742,384

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$132,303,627
Net increase in net assets during the period	10,742,384

End of period	$143,046,011

(1)

These tables summarize the nine months ended August 31, 2014 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2013.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2013 through August 31, 2014 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.76

INVESTMENT OPERATIONS:
Net investment income	0.68
Net realized and unrealized gain/(loss) on investments	0.89

Total from investment operations	1.57

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.73)

Total distributions to Common Stock Shareholders	(0.73)

Net asset value, end of period	$11.60

Market value, end of period	$11.05

Common Stock shares outstanding, end of period	12,329,086

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	8.08	%*
Operating expenses including interest expense	1.87	%*
Operating expenses excluding interest expense	1.36	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	22	%**
Total managed assets, end of period (in 000’s)	$213,246
Ratio of operating expenses including interest expense to total managed assets	1.24	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.90	%*

(1)

These tables summarize the nine months ended August 31, 2014 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2013.

*	Annualized.
**	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2013	$0.1460	$10.55	$10.08	$10.14
January 31, 2014	0.0730	10.77	10.40	10.47
February 28, 2014	0.0730	10.97	10.86	10.86
March 31, 2014	0.0730	11.10	11.35	11.10
April 30, 2014	0.0730	11.24	11.61	11.24
May 30, 2014	0.0730	11.47	11.68	11.47
June 30, 2014	0.0730	11.52	11.61	11.52
July 31, 2014	0.0730	11.48	10.96	10.85
August 29, 2014	0.0730	11.60	11.05	11.09

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At August 31, 2014, the aggregate cost of securities for federal income tax purposes was $202,598,681, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,631,195 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,067,773.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of August 31, 2014 is as follows:

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$97,990,239	$77,417,858	$20,565,631	$6,750
Financial Services	2,504,312	2,504,312	—	—
Insurance	51,454,936	35,394,551	16,060,385	—
Utilities	33,372,508	9,015,178	24,357,330	—
Energy	5,082,740	5,082,740	—	—
Real Estate Investment Trust (REIT)	6,912,522	6,912,522	—	—
Miscellaneous Industries	2,969,569	—	2,969,569	—
Corporate Debt Securities
Banking	5,596,560	2,377,188	3,219,372	—
Financial Services	650,241	650,241	—	—
Insurance	2,238,992	—	2,238,992	—
Energy	1,293,819	—	1,293,819	—
Real Estate Investment Trust (REIT)	108,577	108,577	—	—
Communication	632,891	632,891	—	—

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Insurance	$49,008	$49,008	$—	$—
Money Market Fund	305,189	305,189	—	—

Total Investments	$211,162,103	$140,450,255	$70,705,098	$6,750

During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board of Directors and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred Securities
	Total Investments	Banking
Balance as of 11/30/13	$6,750	$6,750
Accrued discounts/premiums	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfer in	—	—
Transfer out	—	—
Balance as of 08/31/14	$6,750	$6,750

For the nine months ended August 31, 2014, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $0.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 08/31/14	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$6,750	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Questions concerning your shares of Flaherty & Crumrine Preferred Income Opportunity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent & Shareholder Servicing Agent ––

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

August 31, 2014

www.preferredincome.com

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive officer
(principal executive officer)

Date	October 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
(principal executive officer)

Date	October 27, 2014

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date	October 27, 2014

* Print the name and title of each signing officer under his or her signature.